Exhibit 10.26

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Agreement”) dated as of March 8 2023 (the “Second Amendment Effective Date”) is entered into by and among REVITALID PHARMACEUTICAL CORP. (f/k/a OSMOTICA PHARMACEUTICAL CORP.), a Delaware corporation (the “Issuer”), the Guarantors party hereto, the Purchasers party hereto and ATHYRIUM OPPORTUNITIES IV ACQUISITION LP, as the Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Note Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Issuer, the Guarantors, certain of the Purchasers and the Administrative Agent have entered into that certain Note Purchase Agreement dated as of October 1, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Note Purchase Agreement”); and

WHEREAS, the Credit Parties have requested certain modifications to the Note Purchase Agreement and the Purchasers have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to the Note Purchase Agreement. As of the Second Amendment Effective

Date, in accordance with Section 11.01 of the Note Purchase Agreement, the Note Purchase Agreement is hereby amended as follows (the Note Purchase Agreement, as so amended by this Agreement, being referred to as the “Amended Note Purchase Agreement”):

(a)The definition of “Minimum Liquidity” in Section 1.01 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Minimum Liquidity” means (a) if both (i) the Third Tranche Notes Issuance has occurred and (ii) the Consolidated Upneeq Net Product Sales for the twelve (12) consecutive fiscal months ending as of the end of the most recent Fiscal Quarter is at least $55,000,000, then $10,000,000 and (b) otherwise, $12,500,000.

(b)Section 3.05 of the Note Purchase Agreement is hereby amended by adding the text “, together with any proposed Conforming Changes” immediately before the text “and (ii) until such time”.

(c) All references to “OSMOTICA PHARMACEUTICAL CORP.” in the Note Purchase Agreement shall be references to “REVITALID PHARMACEUTICAL CORP.”.

2.	Conditions Precedent. This Agreement shall be effective upon satisfaction (or waiver by the Administrative Agent and all of the Purchasers) of the following conditions precedent:

(a)receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Credit Parties, the Purchasers and the Administrative Agent; and

(b)the Issuer shall have made a prepayment of the Notes pursuant to Section 2.03(b)(iv) of the Note Purchase Agreement in the amount of $5,000,000, which amount, for the avoidance of doubt shall be applied pursuant to Section 2.03(b)(v) of the Note Purchase Agreement in the manner set out on Exhibit A attached hereto and be inclusive of the Legacy Divestiture Make-Whole Amount.

Without limiting the generality of the provisions of the last paragraph of Section 10.03 of the Note Purchase Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Purchaser that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Purchaser unless the Administrative Agent shall have received notice from such Purchaser prior to the proposed Second Amendment Effective Date specifying its objection thereto.

3.Reaffirmation.  Each of the Credit Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Investment Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Notes.  Furthermore, the Credit Parties acknowledge and confirm (i) that the Purchasers have performed fully all of their obligations under the Note Purchase Agreement and the other Investment Documents arising on or before the Second Amendment Effective Date other than (x) their respective obligations specifically set forth in this Agreement and (y) such obligations that have been previously consented to or waived in writing by the Administrative Agent and (ii) that by entering into this Agreement, the Purchasers do not, except as expressly set forth herein, waive or release any term or condition of the Amended Note Purchase Agreement or any of the other Investment Documents or any of their rights or remedies under such Investment Documents or any applicable law or any of the Obligations of the Credit Parties thereunder.

4.Release.  As a material part of the consideration for the Administrative Agent and the Purchasers entering into this Agreement, the Credit Parties agree that the Administrative Agent, the Purchasers, each of their respective Affiliates and each of the foregoing Persons’ respective officers, managers, members, directors, investment advisors, investment sub-advisors, legal representatives, partners, agents and employees, and their respective successors and assigns (hereinafter all of the above collectively referred to as the “Purchaser Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under or otherwise arising in connection with the Investment Documents, in each case arising on or prior to the Second Amendment Effective Date except to the extent such actions, causes of action, claims, demands, damages and liabilities result from the gross negligence or willful misconduct of any of the Purchaser Group as determined by a court of competent jurisdiction in a final and nonappealable judgment.

5.Miscellaneous.

(a)The Note Purchase Agreement and the Obligations of the Credit Parties thereunder and under the other Investment Documents, subject to the amendments and agreements set forth in this Agreement, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)The Credit Parties hereby represent and warrant as follows:

(i)Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement, as applicable.

(ii)This Agreement has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Credit Party of this Agreement.

(iv)Except as disclosed by Super Holdings in Super Holdings’ public filings with the SEC, the representations and warranties of the Credit Parties and each Subsidiary set forth in this Agreement, the Amended Note Purchase Agreement and the other Investment Documents are true and correct in all material respects (except to the extent that such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty is true and correct in all respects) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (except to the extent that such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty is true and correct in all respects as of such earlier date)).

(c)Each of the Credit Parties hereby affirms the Liens created and granted in the Investment Documents in favor of the Administrative Agent, for the benefit of the Administrative Agent, each Purchaser and each Secured Party, and agrees that this Agreement does not adversely affect or impair such Liens and security interests in any manner.

(d)This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy or electronic mail shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)SECTIONS 11.14 AND 11.15 OF THE AMENDED NOTE PURCHASE AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE; MUTATIS MUTANDIS.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

ISSUER:

REVITALID PHARMACEUTICAL CORP.,

a Delaware corporation

By: /s/ Brian Markison

Name: Brian Markison

Title: Chief Executive Officer

GUARANTORS:

RVL PHARMACEUTICALS PLC,

an Irish public limited company

By: /s/ Brian Markison

Name: Brian Markison

Title: Chief Executive Officer

RVL HOLDINGS US LLC,

a Delaware limited liability company

By: /s/ Brian Markison

Name: Brian Markison

Title: Chief Executive Officer

RVL PHARMACEUTICALS, INC.,

a Delaware corporation

By: /s/ Brian Markison

Name: Brian Markison

Title: Chief Executive Officer

RVL PHARMACY, LLC,

a Delaware limited liability company

By: /s/ Brian Markison

Name: Brian Markison

Title: Chief Executive Officer

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

REVITALID PHARMACEUTICAL CORP.

VALKYRIE GROUP HOLDINGS, INC,

a Delaware corporation

By: /s/ Brian Markison

Name: Brian Markison

Title: Chief Executive Officer

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

REVITALID PHARMACEUTICAL CORP.

ADMINISTRATIVE AGENT:

ATHYRIUM OPPORTUNITIES IV ACQUISITION LP, a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES IV LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES IV GP LLC, the General Partner of Athyrium Opportunities Associates IV LP

By: /s/ Rashida Adams

Name: Rashida Adams

Title: Authorized Signatory

PURCHASERS:

ATHYRIUM OPPORTUNITIES IV ACQUISITION LP, a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES IV LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES IV GP LLC, the General Partner of Athyrium Opportunities Associates IV LP

By: /s/ Rashida Adams

Name: Rashida Adams

Title: Authorized Signatory

ATHYRIUM OPPORTUNITIES IV CO-INVEST 1 LP, a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES IV CO-INVEST LLC, its General Partner

By: /s/ Rashida Adams

Name: Rashida Adams

Title: Authorized Signatory

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

REVITALID PHARMACEUTICAL CORP.

Exhibit A

(See attached)